UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 13, 2006

ProUroCare Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-103781	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Carlson Parkway, Suite 124, Plymouth, MN	55447
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	952-476-9093

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into Material Definitive Agreements

On June 13, 2006 the Company’s Compensation Committee approved the framework for the 2006 executive incentive compensation plan.  Each executive’s incentive compensation will be based on the achievement of certain product development milestones during the year or on the attainment of a combination of corporate goals and personal objectives established for each individual, as determined by the Compensation Committee.

Under this plan, the maximum incentive compensation and specific objectives for each named executive are:

Maurice R. Taylor, Chief Executive Officer	Bonus Potential: 75% of salary

Weighting	Objective

Up to 40%	Complete $6MM financing (amount of payout based on timeliness of achievement).

20%	Develop the strategic business plan for corporate success for the years 2007 and 2008 including a chronological timetable of key tactical objectives and individuals responsible for their attainment

20%	Upon completion of FDA clinical trials, compile data and submit 510K to FDA.

20%	Update the appropriate organizational structure and personnel plan consistent with the strategic business plan (this to be done with governance and compensation committee’s participation).

Michael P. Grossman, President and Chief Operating Officer	Bonus Potential:50% of salary

Weighting	Objective

30%	ProUroScan system ready for FDA clinical trials.

30%	Start FDA clinical studies at multiple sites.

40%	Upon completion of FDA clinical trials, compile data and submit 510K to FDA.

Richard B. Thon, Chief Financial Officer	Bonus Potential: 30% of salary

Weighting	Objective

20%	Prepare employee handbook, and standardize employee benefit plans.

25%	Develop improved process / calendar / communication on SEC reports, and assure accurate and timely filing of reports.

20%

Research and develop a recommendation for a new computer server and operating system capable of handling both office and future manufacturing software requirements, including identification of resources and consultants needed to install/configure, etc.

10%	File S-8 to register option plan within 30 days of closing on $3MM or more of financing.

20%	Develop a framework for in-house compliance with ISO 13485:2003.

5%	Assist the CEO in developing the strategic business plan financial models for corporate success for the years 2007 and 2008.

Richard C. Carlson, Vice President of Marketing	Bonus Potential: 30% of salary

Weighting	Objective

15%

Finalize regulatory and reimbursement strategies and claims to support the early submission and approval of the ProUroScan systems for approval in the U.S. and that will support the revenue and reimbursement goals for the ProUroScan system.

20%	Finalize a clinical plan and supporting documentation for conducting pre-FDA clinicals on the ProUroScan system to be ready for clinical trials by the time the system is ready for use.

10%	Finalize a medical advisory panel and identify physicians to consult with on the product and serve as potential evaluators for the ProUroScan system.

5%	Establish an economic assessment of the proposed value proposition for the ProUroScan system and establish a target market price and product configuration that links to the proposed pricing target.

10%	Structure alternative distribution options and develop a strategy for marketing, selling, and supporting the product over the next five years.

40%	Filing of the ProUroScan FDA 510K submission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL, INC.

June 15, 2006	By:	/s/ Maurice R. Taylor II
Maurice R. Taylor II
Chief Executive Officer